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                                                                    EXHIBIT 23.3



                         INDEPENDENT AUDITORS' CONSENT



     We consent to the use in this Amendment No. 2 to a Registration Statement of Patlex Holdings, Inc. on Form S-4 of our Independent Auditors' Report dated January 20, 1995, appearing in the Proxy Statement/Prospectus, which is part of this Registration Statement.



     We also consent to the reference to us under the heading "Experts" in such Prospectus.



AHEARN, JASCO + COMPANY, P.A.


Certified Public Accountants



Pompano Beach, Florida


June 26, 1996